Ra Medical Systems, Inc. NYSE American: RMED Corporate Presentation March 2021 1 Exhibit 99.1

Disclaimer Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Ra Medical Systems, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding investment returns; any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets, market size, market opportunities, or technology developments; any statements regarding sales and expansion strategies; any statements regarding our intention to seek additional indications for our products; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. For a list and description of the risk and uncertainties inherent in the forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the solutions and services of the company.

Opportunity Proven, Platform Technology 308 nanometer excimer laser system with Dermatology and Peripheral Artery Disease (PAD) applications PHAROS technology treats chronic skin diseases with a reusable handpiece DABRA technology leverages same basic laser platform to treat PAD with single-use catheters Revenue Generating Dermatology Business PHAROS business had a historical run-rate of approximately $5-6 million of annual revenue pre-COVID PHAROS strategy focused on commercial execution and growing business in a capital-efficient manner post-COVID Large Market Opportunity in PAD An estimated 17 million people suffer from PAD in the US resulting in up to 200,000 lower limb amputations annually1 DABRA to target US peripheral atherectomy market with segment revenues projected to be greater than $750 million in 20212 Strategy focused on development of next-generation catheters and clinical study for atherectomy indication Turnaround Company CEO transitioned to medtech veteran with proven track record of success and company delivered on 2020 communicated milestones Strengthened management and technical teams including Engineering, Clinical, Quality and Commercial (Dermatology) Significant opportunity to create value with the launch of next-generation catheters targeting US PAD market 1 The Sage Group 2013 & 2014 2 Millennium Research Group December 2020

DABRA Overview Near-term focus is execution of 1) engineering programs to enhance DABRA catheter deliverability with next-generation products and 2) an FDA-approved clinical study to obtain an atherectomy indication Launch next-generation DABRA products targeting office-based labs segment of PAD market beginning in 2022

DABRA Targets Large PAD Market 2 The Sage Group 2014 3 Millennium Research Group December 2020 4 FDA-approved atherectomy indication study enrolling in US 1 The Sage Group 2013

DABRA Pivotal Study DABRA effectiveness as measured by successful crossing of target lesion 94% The pivotal study formed the basis of our May 24, 2017 510(k) clearance. For information on how we defined device-related SAEs for purposes of our pivotal study, see https://clinicaltrials.gov/ct2/show/study/NCT02653456 Efficacy Overview Multi-site pivotal study at 4 sites in US and Mexico1 Enrolled 64 patients with target blockage refractory to guidewire crossing Primary Efficacy Endpoint: Successful crossing of target lesion based on angiographic analysis at time of procedure Safety: 0% reported device-related serious adverse events2 (SAE), observed in our 2017 pivotal study

FDA-Approved IDE Atherectomy Indication Study Primary safety endpoint: The incidence of 30-day Major Adverse Events (MAEs) as adjudicated by the Clinical Events Committee: All-cause mortality Unplanned major target limb amputation (at or above the ankle) and/or Clinically driven target limb revascularization. Status: 5 sites cleared to enroll; 27 subjects treated as of March 5, 2021 Study size: Up to 10 sites, 100 patients Primary efficacy endpoint: Mean reduction in percent diameter stenosis in each subject’s primary lesion as measured by angiography following treatment with the DABRA and before any other treatment

DABRA Engineering Programs Extend shelf life of DABRA catheters Root causes of shelf-life limitations identified in 2020 Mitigation plans are being implemented with in-house accelerated aging data supporting 6-month or greater shelf life Next-gen DABRA catheter with improved deliverability and robustness Developing a next-generation catheter with an enhanced outer-jacket to allow physicians to better access difficult anatomy Engineering work to be completed in the 2nd half of 2021 with subsequent FDA filing Next-gen DABRA catheter that is compatible with standard interventional guidewires Leveraging engineering work to develop a next-generation DABRA catheter with improved deliverability and robustness Design to be finalized at the end of 2021

Intellectual Property Portfolio Patents covering several aspects of the laser systems and delivery device The Company believes that its intellectual property comprises novel and useful inventions that can be protected by patents, and as such, has filed patent applications directed to innovative methods and apparatus patents Issued patents as of February 28, 2021 include: 6 US / 2 International

PHAROS Overview Focused on commercial execution during COVID with a new sales leader who joined in Q4 2020 Strategy to grow business post-COVID in capital efficient manner with commercial footprint expansion and laser system improvements

PHAROS Treats Chronic Skin Disease 1 National Psoriasis Foundation & JAMA Dermatology 2 National Library of Medicine 3 National Eczema Association

Results of Operations * Adjusted EBITDA is a non-GAAP measure and is calculated as net profit (loss) excluding interest income (expense), income tax expense and certain recurring, non-cash charges such as depreciation and amortization of long-lived assets as well as stock-based compensation expenses. See appendix for reconciliation to the most directly comparable GAAP measure. Spending focused on critical engineering and clinical programs

Financial Position We define working capital as current assets minus current liabilities Cash management remains a priority

Recent & Future Milestones *Unable to accurately predict atherectomy indication study enrollment due to COVID-19 impact

Turnaround Opportunity With Focus On Execution Proven, Platform Technology 308 nanometer excimer laser system with Dermatology and Peripheral Artery Disease (PAD) applications PHAROS technology treats chronic skin diseases with a reusable handpiece DABRA technology leverages same basic laser platform to treat PAD with single-use catheters Revenue Generating Dermatology Business PHAROS business had a historical run-rate of approximately $5-6 million of annual revenue pre-COVID PHAROS strategy focused on commercial execution and growing business in a capital-efficient manner post-COVID Large Market Opportunity in PAD An estimated 17 million people suffer from PAD in the US resulting in up to 200,000 lower limb amputations annually1 DABRA to target US peripheral atherectomy market with segment revenues projected to be greater than $750 million in 20212 Strategy focused on development of next-generation catheters and clinical study for atherectomy indication Turnaround Company CEO transitioned to medtech veteran with proven track record of success and company delivered on 2020 communicated milestones Strengthened management and technical teams including Engineering, Clinical, Quality and Commercial (Dermatology) Significant opportunity to create value with the launch of next-generation catheters targeting US PAD market 1 The Sage Group 2013 & 2014 2 Millennium Research Group December 2020

Appendix

R&D and Manufacturing Facility Carlsbad, CA 41,000 sq. ft. in Carlsbad, CA with three controlled environments Sizable capacity for laser and catheter production Fully capitalized with all equipment owned ISO13485 certified, FDA and CA state inspected Laser Assembly Controlled Environments

Management Team

Board of Directors

Reconciliation of Net loss to Adjusted EBITDA